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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)

                                January 23, 2004


                                 CSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                          0-21714                34-1687530
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6 West Jackson Street, P.O. Box 232, Millersburg, Ohio        44654
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item  7.   Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit Number    Description of Exhibit
      --------------    ----------------------

           99.1         Press Release of CSB Bancorp, Inc., dated January 23,
                        2004


Item 12. Results of Operations and Financial Condition.

                  On January 23, 2004, CSB Bancorp, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The text of this release is attached as Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CSB BANCORP, INC.


Date: January 23, 2004                         By: /s/ A. Lee Miller
                                            --------------------------------
                                                Senior Vice President and
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------

     99.1         Press Release of CSB Bancorp, Inc., dated January 23, 2004